UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
August 14, 2003

CABOT CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction	1-5667 (Commission File Number)	04-2271897 (IRS Employer
of incorporation)		Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
(Address of principal executive offices) (Zip Code)

(617) 345-0100
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

99.1 — Press release issued by Cabot Corporation on August 14, 2003.

Item 12.    Results of Operations and Financial Condition.

     On August 14, 2003, Cabot Corporation issued a press release correcting its third quarter earnings per share calculation. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By: /s/ David J. Elliott Name: David J. Elliott Title: Controller

Date:  August 14, 2003

INDEX TO EXHIBIT

Exhibit
Number	Title

99.1	Press release issued by Cabot Corporation on August 14, 2003.

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